                                                                    Exhibit 10.3

                                                                  EXECUTION COPY






                               EXCHANGE AGREEMENT

                                   dated as of

                                December 18, 2001

                                      among

                        PRICE COMMUNICATIONS CORPORATION,

                       PRICE COMMUNICATIONS CELLULAR INC.,

                  PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC.,

                      PRICE COMMUNICATIONS WIRELESS, INC.,

                          VERIZON COMMUNICATIONS INC.,

                              VERIZON WIRELESS INC.

                               CELLCO PARTNERSHIP

                                       AND

                         VERIZON WIRELESS OF THE EAST LP


                                        TABLE OF CONTENTS

                                     ----------------------

                                                                                             PAGE
                                                                                             ----
ARTICLE 1
---------
     DEFINITIONS
     -----------
SECTION 1.01.  DEFINITIONS......................................................................2

ARTICLE 2
---------
     EXCHANGE OF ELP INTEREST
     ------------------------
SECTION 2.01.  EXCHANGE INTO VWI STOCK..........................................................7
SECTION 2.02.  EXCHANGE INTO VCI STOCK..........................................................8
SECTION 2.03.  REVALUATION OF ASSETS AND LIABILITIES...........................................10
SECTION 2.04.  INDEMNIFICATION OBLIGATIONS.....................................................10
SECTION 2.05.  ALLOCATION OF PROFIT OR LOSS....................................................10
SECTION 2.06.  ANTI-DILUTION WITH RESPECT TO VCI STOCK.........................................11
SECTION 2.07.  ANTI-DILUTION WITH RESPECT TO VWI STOCK.........................................16

ARTICLE 3
---------
     REPRESENTATIONS AND WARRANTIES OF THE PRICE CORPORATIONS
     --------------------------------------------------------
SECTION 3.01.  EXISTENCE AND POWER.............................................................19
SECTION 3.02.  AUTHORIZATION...................................................................19
SECTION 3.03.  GOVERNMENTAL AUTHORIZATION......................................................20
SECTION 3.04.  NONCONTRAVENTION................................................................21
SECTION 3.05.  DISCLOSURE DOCUMENTS............................................................21
SECTION 3.06.  LITIGATION......................................................................22

ARTICLE 4
---------
     REPRESENTATIONS AND WARRANTIES OF VCI AND VWI
     ---------------------------------------------
SECTION 4.01.  EXISTENCE AND POWER.............................................................22
SECTION 4.02.  AUTHORIZATION...................................................................22
SECTION 4.03.  GOVERNMENTAL AUTHORIZATION......................................................23
SECTION 4.04.  NONCONTRAVENTION................................................................23
SECTION 4.05.  LITIGATION......................................................................24
SECTION 4.06.  SEC FILINGS.....................................................................24

ARTICLE 5
---------
     COVENANTS
     ---------
SECTION 5.01.  STOCKHOLDER MEETING; PROXY MATERIALS............................................24
SECTION 5.02.  VCI AND VWI REGISTRATION STATEMENTS.............................................25
SECTION 5.03.  SHELF REGISTRATION STATEMENT....................................................25
SECTION 5.04.  RESERVATION OF SHARES...........................................................26
SECTION 5.05.  LISTING.........................................................................26


                                                                                             PAGE
                                                                                             ----
SECTION 5.06.  1934 ACT REPORTS................................................................26
SECTION 5.07.  TAX TREATMENT...................................................................27
SECTION 5.08.  IDENTITY OF ISSUER..............................................................27
SECTION 5.09.  POST-CLOSING LITIGATION.........................................................27
SECTION 5.10.  1940 ACT........................................................................28
SECTION 5.11.  FURTHER ASSURANCES..............................................................28
SECTION 5.12.  SOLVENCY CERTIFICATE............................................................28

ARTICLE 6
---------
     CONDITIONS TO CLOSING
     ---------------------
SECTION 6.01.  CONDITIONS TO OBLIGATIONS OF EACH PARTY.........................................28
SECTION 6.02.  CONDITIONS TO OBLIGATION OF VWI.................................................29
SECTION 6.03.  CONDITIONS TO OBLIGATION OF VCI.................................................30
SECTION 6.04.  CONDITIONS TO OBLIGATIONS OF THE PRICE CORPORATIONS.............................31

ARTICLE 7
---------
     SURVIVAL
     --------
SECTION 7.01.  SURVIVAL........................................................................32

ARTICLE 8
---------
     TERMINATION
     -----------
SECTION 8.01.  TERMINATION.....................................................................32
SECTION 8.02.  EFFECT OF TERMINATION...........................................................32

ARTICLE 9
---------
     MISCELLANEOUS
     -------------
SECTION 9.01.  NOTICES.........................................................................32
SECTION 9.02.  AMENDMENTS AND WAIVERS..........................................................34
SECTION 9.03.  EXPENSES........................................................................34
SECTION 9.04.  SUCCESSORS AND ASSIGNS..........................................................34
SECTION 9.05.  GOVERNING LAW...................................................................35
SECTION 9.06.  JURISDICTION....................................................................35
SECTION 9.07.  WAIVER OF JURY TRIAL............................................................35
SECTION 9.08.  COUNTERPARTS; THIRD PARTY BENEFICIARIES.........................................35
SECTION 9.09.  ENTIRE AGREEMENT................................................................36
SECTION 9.10.  JOINT AND SEVERAL LIABILITY.....................................................36
SECTION 9.11.  APPOINTMENT OF AGENT............................................................36
SECTION 9.12.  SEVERABILITY....................................................................36
SECTION 9.13.  INTERPRETATION..................................................................36

                               EXCHANGE AGREEMENT

         AGREEMENT dated as of December 18, 2001 among Price Communications Corporation, a New York corporation ("PRICE PARENT"), Price Communications Cellular Inc., a Delaware corporation ("PRICE CELLULAR"), Price Communications Cellular Holdings, Inc., a Delaware corporation ("PRICE SHAREHOLDER"), Price Communications Wireless, Inc., a Delaware corporation (together with any Person to which it may have assigned its rights and obligations pursuant to Section
9.04 of this Agreement, the "COMPANY" and, together with Price Parent, Price Cellular and Price Shareholder, the "PRICE CORPORATIONS"), Verizon Communications Inc., a Delaware corporation ("VCI"), Verizon Wireless Inc., a Delaware corporation (or any Substitute Issuer to which it may have assigned its rights and obligations pursuant to Section 9.04 of this Agreement, "VWI"), Cellco Partnership, a Delaware general partnership ("CELLCO"), and Verizon Wireless of the East LP, a newly formed Delaware limited partnership ("NEW LP").

                              W I T N E S S E T H :

         WHEREAS, simultaneously with the execution of this Agreement (i) the Price Corporations, Cellco Partnership, a Delaware general partnership ("CELLCO"), and New LP are entering into a Transaction Agreement (the "TRANSACTION AGREEMENT"), pursuant to which, among other things, the Company will make the Company Asset Contribution and the Company Cash Contribution to New LP in exchange for the ELP Interest, (ii) Cellco, New LP and certain other Persons (such other Persons, the "STOCKHOLDERS") are entering into a Voting Agreement (the "VOTING AGREEMENT"), pursuant to which the Stockholders have agreed, among other things, to vote the shares of stock of the Price Corporations held by them in favor of the transactions contemplated by the Transaction Agreement and this Agreement and (iii) the Price Corporations are entering into Lock-up Agreements with each of VCI and VWI (the "LOCK-UP AGREEMENTS") that limit, in certain respects, the transfer by the Price Corporations of any shares of VWI or VCI issued pursuant to this Agreement;

         WHEREAS, the parties hereto desire that the ELP Interest shall be exchangeable for VWI Stock or VCI Stock upon the terms and subject to the conditions set forth herein;

         The parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. (a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Transaction Agreement. In addition, the following terms, as used herein, have the following meanings:

         "AVERAGE VCI STOCK PRICE" means, for any measurement date, the average of the Daily Price per share of VCI Stock for the 20 consecutive trading days immediately prior to such measurement date; PROVIDED that, if a VCI Adjustment Event has occurred during such period, "Average VCI Stock Price" shall mean the average of the Daily Price per share of VCI Stock for the consecutive trading days beginning the first trading day after such VCI Adjustment Event and ending the trading day immediately prior to such measurement date.

         "AVERAGE VWI STOCK PRICE" means, for any measurement date, the average of the Daily Price per share of VWI Stock for the 20 consecutive trading days immediately prior to such measurement date; PROVIDED that, if a VWI Adjustment Event has occurred during such period, "Average VWI Stock Price" shall mean the average of the Daily Price per share of VWI Stock for the consecutive trading days beginning the first trading day after such VWI Adjustment Event and ending the trading day immediately prior to such measurement date.

         "COMMON VOTING STOCK" means common stock of a corporation which entitles the holders thereof to vote in the election of directors of such corporation.

         "DAILY PRICE" means, for any securities, as of any day, (i) if such securities are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the price at the close of the regular session of trading on such day as reported on the NYSE Consolidated Tape, (ii) if such securities are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which such securities are listed and traded at the close of the regular session of trading for such exchange, (iii) if such securities are not listed and traded on any such securities exchange, the last reported sale price not identified as having been reported late, on such day on the National Association of Securities Dealers, Inc. Automated Quotation Market System ("NASDAQ"), or (iv) if such securities are quoted but not traded on Nasdaq, the average of the highest reported bid and lowest reported asked price not identified as having been reported late, on such day as reported by Nasdaq.

         "ELPI PLEDGE TRANSFER" means a transfer of ownership of the ELP Interest to a pledgee pursuant to a pledge granted by the Company under Article 10 of the New LP Agreement.

         "EXCHANGE" means a VWI Exchange or a VCI Exchange.

         "EXCHANGE CLOSING DATE" means the date of consummation of an Exchange.

         "EXCHANGE NOTICE DEADLINE" means the 60th day following the Exchange Trigger Date.

         "EXCHANGE TRIGGER DATE" means the later of (i) the one year anniversary of the Closing Date and (ii) the date of the VWI IPO.

         "MANDATORY EXCHANGE DATE" means:

          (i) the fourth anniversary of the Closing Date, if (A) no Exchange Trigger Date occurs prior to such fourth anniversary or (B) the Company has a right to deliver and delivers a VWI Exchange Revocation Notice in compliance with Section 2.01(d) prior to such fourth anniversary;

          (ii) the fourth anniversary of the delivery by the Company of a VWI Exchange Notice in compliance with Section 2.01 if (A) the stockholders of Price Parent approve the VWI Exchange contemplated by such VWI Exchange Notice, (B) the VWI Exchange is not consummated prior to the fourth anniversary of the delivery of such VWI Exchange Notice and the failure to consummate the VWI Exchange is not the result of a failure by any Price Corporation or VWI to have performed, in all material respects, their respective obligations under this Agreement that are required to be performed by them prior to such fourth anniversary and (C) the ELP Interest has not been exchanged for VCI Stock pursuant to Section 2.02(b);

         (iii) the business day following the date of delivery of a VWI Exchange Revocation Notice in compliance with Section 2.01(d) if such VWI Exchange Revocation Notice is delivered after the fourth anniversary of the Closing Date; and

         (iv) the tenth anniversary of the Closing Date if (a) the ELP Interest has not been exchanged for VCI Stock pursuant to Section 2.02(b) and (b) the Mandatory Exchange Date does not, for any reason whatsoever, occur under clause
(i), (ii) or (iii) above, including, without limitation, instances where the Exchange Trigger Date occurs prior to the fourth anniversary of the Closing Date and either (A) the Company does not deliver a VWI Exchange Notice in accordance with Section 2.01(a) prior to the Exchange Notice Deadline and the ELP Interest has not been exchanged for VCI Stock pursuant to Section 2.02(b) or (B) the Company delivers a VWI Exchange Notice prior to the Exchange Notice Deadline and either (x) the stockholders of Price Parent do not approve the VWI Exchange contemplated by such VWI Exchange Notice or (y) the failure to consummate the VWI Exchange is the result of the failure by the Price Corporations to perform, in any material respect, their obligations under this Agreement that are required to be performed prior to the Exchange Closing Date.

         "PERMITTED TRANSFEREE" has the meaning assigned to such term in the New LP Agreement.

         "PRE-DEADLINE MAXIMUM PRICE" means, subject to Section 2.06, $74.

         "PRE-DEADLINE MINIMUM PRICE" means, subject to Section 2.06, $40.

         "POST-DEADLINE MINIMUM PRICE" means, subject to Section 2.06, $55.30.

         "PRICE CHANGE OF CONTROL" means any Person (other than a Passive Institutional Investor and other than Robert Price and any 13D Group as to which he has sole voting authority) or 13D Group having or acquiring beneficial ownership (as defined in Rule 13d-3 under the 1934 Act) of voting securities of Price Parent representing more than 30% of the total voting power of all outstanding voting securities of Price Parent (PROVIDED that a "Price Change of Control" shall not be deemed to exist solely by reason of an acquisition of voting securities of Price Parent by Price Parent which, by reducing the number of voting securities of Price Parent outstanding, increases the proportionate number of voting securities of Price Parent beneficially owned by such Person or 13D Group to more than 30% of the total voting power of all outstanding voting securities of Price Parent).

         "PUBLICLY TRADED SECURITIES" means securities which are listed and traded on any national securities exchange or quoted and traded on Nasdaq.

         "RELEVANT VCI PRICES" means the Pre-Deadline Minimum Price, the Pre-Deadline Maximum Price and the Post-Deadline Minimum Price.

         "SEC" means the Securities and Exchange Commission.

         "VCI CONTROLLED SUBSIDIARY" means a corporation that is controlled by VCI within the meaning of Section 368(c) of the Code.

         "VCI EXCHANGE" means a VCI Mandatory Exchange or a VCI Call Exchange.

         "VCI EXCHANGE AMOUNT" means, subject to Sections 2.03, 2.04 and 2.05,
(i)(a) for any VCI Exchange occurring under the circumstances contemplated by clauses (i), (ii) or (iii) of the definition of "Mandatory Exchange Date" and
(b) for any VCI Exchange occurring pursuant to clause (i)(B), clause (ii) or clause (iii) of Section 2.02(b), a number of shares of VCI Stock equal to (A) the amount of the Company Capital Account as of the date of such VCI Exchange DIVIDED by (B) the Average VCI Stock Price for such date (provided that, for purposes of clause (B), (w) if such price is less than the Pre-Deadline Minimum Price, the Average VCI Stock Price shall be deemed to be equal to the Pre-Deadline Minimum Price and (x) if such price is greater than the Pre-Deadline Maximum Price, the Average VCI Stock Price shall be deemed to be equal to the Pre-Deadline Maximum Price), or (ii) for any VCI Exchange occurring under the circumstances contemplated by clause (iv) of the definition of "Mandatory Exchange Date"and for any VCI Exchange occurring pursuant to clause
(i)(A) of Section 2.02(b), a number of shares of VCI Stock equal to (A) the amount of the Company Capital Account as of the date of such VCI Exchange DIVIDED by (B) the greater of (y) the Average VCI Stock Price for such date and
(z) the Post-Deadline Minimum Price; provided that, in each case, the number of shares of VCI Stock shall be rounded down to the nearest whole share if the foregoing calculation would result in a fractional share of less than 0.5 and shall be rounded up to the nearest whole share if such calculation would result in a fractional share of 0.5 or greater.

         "VCI REGISTRATION STATEMENT" means the registration statement of VCI (as amended or supplemented) filed with the SEC pursuant to Section 5.02.

         "VCI STOCK" means, subject to Section 2.06, the common stock, par value $0.10 per share, of VCI.

         "VERIZON ISSUER" means (i) VCI, in the case of a VCI Exchange, and (ii) VWI, in the case of a VWI Exchange.

         "VWI EXCHANGE AMOUNT" means, subject to Sections 2.03, 2.04 and 2.05, a number of shares of VWI Stock equal to (i) the amount of the Company Capital Account as of the date of exchange DIVIDED BY (ii) the VWI IPO Price (as adjusted pursuant to Section 2.07); PROVIDED that such number of shares shall be rounded down to the nearest whole share if the foregoing calculation would result in a fractional share of less than 0.5 and shall be rounded up to the nearest whole share if such calculation would result in a fractional share of
0.5 or greater.

         "VWI IPO" means the initial public offering of shares of VWI Stock at any time prior to the fourth anniversary of the Closing Date which initial public offering (i) is pursuant to an effective registration statement under the 1933 Act, (ii) is underwritten, on a firm commitment basis, by one or more investment banks of nationally recognized standing, and (iii) results in (A) gross proceeds to the issuer of at least $4 billion and (B) the issuance to the issuer of partnership units representing at least 4% of the aggregate partnership units in Cellco which are outstanding immediately after completion of such offering.

         "VWI IPO PRICE" means the price per share at which shares of VWI Stock are offered for sale to the public pursuant to the VWI IPO.

         "VWI REGISTRATION STATEMENT" means the registration statement of VWI (as amended or supplemented) which may be filed with the SEC pursuant to
Section 5.02.

         "VWI STOCK" means common stock of VWI which is Common Voting Stock and which is of the same class as the shares offered to the public in the VWI IPO.

          (b) Each of the following terms is defined in the Section set forth opposite such terms.


TERM                                                                SECTION
Adjusted Pro Forma VCI Share Price                                  2.06(c)
Adjusted VCI Exchange Amount                                        2.06(c)
Audited Profit/Loss                                                 2.05(c)
Cellco                                                              Preamble
Company                                                             Preamble
Estimated Profit/Loss                                               2.05(a)
Lock-up Agreement                                                   3.01
New LP                                                              Preamble
non-electing VCI share                                              2.06(f)
Price Cellular                                                      Preamble
Price Shareholder                                                   Preamble
Price Parent                                                        Preamble
Price Corporations                                                  Preamble
Price Proxy Materials                                               3.05(a)
Pro Forma VCI Share Price                                           2.06(c)
Reorganization                                                      5.07(a)
Revocation Deadline                                                 2.01(d)
Shelf Registration Statement                                        5.03(a)



                                       6


TERM                                                                SECTION
Stockholders                                                        Preamble
Substitute Issuer                                                   5.08
Transaction Agreement                                               Preamble
VCI                                                                 Preamble
VCI Acquiror                                                        2.06(d)
VCI Adjustment Event                                                2.06(a)
Voting Agreement                                                    Preamble
VCI Call Exchange                                                   2.02(b)
VCI Call Exchange Closing                                           2.02(b)
VCI Distribution Amount                                             2.06(c)
VCI Exercise Notice                                                 2.02(b)
VCI Extraordinary Divided                                           2.06(a)
VCI Mandatory Exchange                                              2.02(a)
VCI Required Value                                                  2.06(c)
VWI                                                                 Preamble
VWI Acquiror Shares                                                 2.07(g)
VWI Exchange                                                        2.01(b)
VWI Exchange Closing                                                2.01(b)
VWI Exchange Notice                                                 2.01(a)
VWI Exchange Revocation Notice                                      2.01(d)
VWI Merger Event                                                    2.07(d)



                                    ARTICLE 2

                            EXCHANGE OF ELP INTEREST

         SECTION 2.01. EXCHANGE INTO VWI STOCK. (a) At any time on or after the Exchange Trigger Date, the Company shall have the right to elect to exchange the ELP Interest, free and clear of all Liens (other than any Liens under the Pledge Agreement), in whole and not in part, for a number of shares of VWI Stock equal to the VWI Exchange Amount (as such amount may be adjusted in accordance with Section 2.07); PROVIDED that, to exercise this right, the Company must deliver to VWI, VCI and New LP no later than the Exchange Notice Deadline, a written irrevocable (subject to Section 2.01(d)) notice of exercise (a "VWI EXCHANGE NOTICE"). Any VWI Exchange Notice may provide that such exercise is subject to satisfaction or waiver of any of the conditions set forth in Article 6 applicable to a VWI Exchange.

          (b) The exchange of the ELP Interest for the VWI Exchange Amount pursuant to this Section 2.01 shall take place at a closing (the "VWI EXCHANGE

CLOSING") which shall occur promptly after receipt of a VWI Exchange Notice and satisfaction or waiver of the conditions described in Sections 6.01(a), 6.02 and
6.04. At the VWI Exchange Closing, VWI shall deliver to the Company a number of fully paid and non-assessable shares of VWI Stock equal to the VWI Exchange Amount and the Company shall take such actions as may reasonably be required to transfer to VWI the ELP Interest free and clear of any Liens (other than any Liens under the Pledge Agreement) (the "VWI EXCHANGE").

         (c) VWI and the Company will each pay 50% of any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of VWI Stock upon consummation of the VWI Exchange, except to the extent such taxes are imposed by law on the recipient of such shares.

          (d) If the Company delivers a VWI Exchange Notice pursuant to Section 2.01(a) and the stockholders of Price Parent subsequently approve the VWI Exchange at a meeting held pursuant to Section 5.01, the Company shall have the right to revoke such VWI Exchange Notice if (i) the VWI Exchange does not occur prior to the earlier of (A) the first anniversary of the Exchange Notice Deadline or (B) the day which is 180 days after the fourth anniversary of the Closing Date (the "REVOCATION DEADLINE"), and (ii) the failure to consummate the VWI Exchange prior to the Revocation Deadline is solely a result of a breach by VWI of any of its obligations under this Agreement; PROVIDED that, to exercise this right, the Company must deliver to VWI, VCI and New LP no later than 30 days after the Revocation Deadline a written irrevocable notice of exercise (a "VWI EXCHANGE REVOCATION NOTICE"). Upon delivery of a VWI Exchange Revocation Notice, the Company shall no longer have any right to Exchange the ELP Interest for VWI Stock pursuant to this Agreement and, subject to the satisfaction of the conditions set forth in Sections 6.01(b), 6.03 and 6.04, the ELP Interest will be exchanged for VCI Stock under Section 2.02. The delivery by the Company of a VWI Exchange Revocation Notice will not constitute a waiver by the Company of any rights that it may have against VWI in connection with any VWI breach giving rise to the Company's right to deliver the VWI Exchange Revocation Notice.

         SECTION 2.02. EXCHANGE INTO VCI STOCK. (a) Subject to satisfaction or waiver of the conditions set forth in Sections 6.01(b), 6.03 and 6.04, on the Mandatory Exchange Date, if any, the Company shall take such actions as may reasonably be required to transfer to VCI (or to a VCI Controlled Subsidiary designated by VCI) the ELP Interest, free and clear of any Liens (other than any Liens under the Pledge Agreement), and VCI (or such VCI Controlled Subsidiary) shall deliver to the Company a number of fully paid and nonassessable shares of VCI Stock equal to the VCI Exchange Amount (as such amount may be adjusted pursuant to Section 2.06) applicable to such Mandatory Exchange Date (the "VCI MANDATORY EXCHANGE").

         (b) Subject to satisfaction or waiver of the conditions set forth in Sections 6.01(b), 6.03 and 6.04, (i) if both the Exchange Notice Deadline and the second anniversary of the Closing Date shall have occurred and either (A) the Company shall not have delivered a VWI Exchange Notice in accordance with
Section 2.01(a) or (B) the Company shall have delivered a VWI Exchange Notice and subsequently delivered a VWI Exchange Revocation Notice pursuant to Section 2.01(d), (ii) if there shall have occurred after the Closing Date any Price Change of Control or (iii) if there shall have occurred an ELPI Pledge Transfer, then, (x) in the case of clause (i), at any time after the occurrence of the events described in such clause (i), (y) in the case of clause (ii), at any time prior to the fourth anniversary of the Price Change of Control and (z) in the case of clause (iii), at any time after the occurrence of the ELPI Pledge Transfer, VCI shall have the right to cause the Company to take such actions as may be required to transfer to VCI (or to a VCI Controlled Subsidiary designated by VCI) the ELP Interest, in whole and not in part, free and clear of any Liens (other than any Liens under the Pledge Agreement), and, in exchange therefor, VCI (or such VCI Controlled Subsidiary) shall deliver to the Company a number of fully paid and nonassessable shares of VCI Stock equal to the VCI Exchange Amount (as such amount may be adjusted pursuant to Section 2.06) applicable at such time. To exercise its rights under this Section 2.02(b), VCI shall deliver to the Company a written notice of exercise at least 30 days prior to the date VCI proposes to effect such transfer and exchange (a "VCI EXERCISE NOTICE"). Any VCI Exercise Notice may provide that such exercise is subject to satisfaction or waiver of any of the conditions set forth in Article 6 applicable to a VCI Exchange. The exchange of the ELP Interest for the VCI Exchange Amount pursuant to this Section 2.02(b) shall take place at a closing (the "VCI CALL EXCHANGE CLOSING") which shall occur promptly after receipt by the Company of a VCI Exercise Notice and satisfaction or waiver of the conditions set forth in Sections 6.01(b), 6.03 and 6.04. At the VCI Call Exchange Closing, the Company will transfer the ELP Interest to VCI (or to a VCI Controlled Subsidiary designated by VCI) free and clear of any Liens (other than any Liens under the Pledge Agreement) and VCI (or such VCI Controlled Subsidiary) will deliver to the Company such VCI Stock (the "VCI CALL EXCHANGE").

          (c) VCI and the Company will each pay 50% of any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of VCI Stock upon consummation of a VCI Exchange, except to the extent such taxes are imposed by law on the recipient of such shares.

         SECTION 2.03. REVALUATION OF ASSETS AND LIABILITIES. At the election of the Company at any time prior to the later of (x) 30 days after an Exchange and
(y) if the Company has requested an audit pursuant to Section 2.05(b), 10 days after a determination by New LP pursuant to Section 2.05(c), the following shall take place effective upon an Exchange:

                  (i) all assets and liabilities of New LP shall be revalued at their current market values based on an appraisal thereof conducted by a Person designated by the Company (the costs of any such appraisal to be shared equally between New LP and the Company); PROVIDED that such Person (A) shall not be an Affiliate of the Company, VCI or VWI, and
         (B) must be approved by VWI and VCI (such approval not to be unreasonably withheld); and

                  (ii) solely for the purpose of determining the VCI Exchange Amount or the VWI Exchange Amount, any unrealized gain or loss resulting from the revaluation of the New LP assets and liabilities shall be allocated to each Capital Account in accordance with the terms of Article 4 of the New LP Agreement as if it were an item of Profit or Loss.

         SECTION 2.04. INDEMNIFICATION OBLIGATIONS. Solely for purposes of calculating the VCI Exchange Amount or the VWI Exchange Amount, if a Default (as defined in the Pledge Agreement) has occurred and is continuing as of the date of an Exchange, the Company Capital Account shall be reduced by the amount of any Secured Obligations (as defined in the Pledge Agreement) subject to such Default.

         SECTION 2.05. ALLOCATION OF PROFIT OR LOSS. (a) Solely for purposes of calculating the VWI Exchange Amount or the VCI Exchange Amount, upon an Exchange, New LP shall estimate in good faith Profit or Loss for the period from the beginning of the fiscal year in which such Exchange occurs (the "EXCHANGE YEAR") until the Exchange Closing Date, and shall allocate to Price LP's Capital Account Price LP's share of such Profit or Loss in accordance with the terms of the New LP Agreement (such share of Profit or Loss is hereafter referred to as the "ESTIMATED PROFIT/LOSS"). New LP will advise Price LP of its preliminary estimate a reasonable period of time prior to the Exchange Closing Date and will consider in good faith any revisions suggested by Price LP.

          (b) If, within 30 days after such Exchange, the Company requests in writing that New LP perform an audit with respect to the calculations referred to in Section 2.05(a), New LP shall promptly prepare (or cause to be prepared) its income statement for the period from the beginning of the Exchange Year until the Exchange Closing Date, and shall cause such income statement to be audited by its independent auditors. The costs of any such audit shall be shared equally between New LP and the Company.

          (c) Promptly after completion of an audit conducted pursuant to
Section 2.05(b), and solely for purposes of determining the accuracy of the calculations referred to in Section 2.05(a), New LP shall determine Price LP's share of any Profit or Loss (the "AUDITED PROFIT/LOSS") for the period from the beginning of the Exchange Year until the Exchange Closing Date based on the audited income statement.

         (d) If the Audited Profit/Loss is greater (i.e., a larger Profit or a smaller Loss) than the Estimated Profit/Loss, the Verizon Issuer shall promptly (subject to satisfaction or waiver of the conditions set forth in Section 6.01(a) or Section 6.01(b), as the case may be) (A) issue to the Company a number of shares of VCI Stock or VWI Stock, as the case may be, equal to (x) the amount of such excess DIVIDED by (y) the denominator used to calculate the VCI Exchange Amount or the VWI Exchange Amount, as the case may be, for purposes of the Exchange, and (B) deliver to the Company any distributions made on such shares between the Exchange Closing Date and the date of such issuance. If the Audited Profit/Loss is less (i.e., a smaller Profit or a larger Loss) than the Estimated Profit/Loss, the Company shall promptly return to the Verizon Issuer
(A) a number of shares of VCI Stock or VWI Stock, as the case may be, equal (x) the amount of such deficit DIVIDED by (y) the denominator used to calculate the VCI Exchange Amount or the VWI Exchange Amount, as the case may be, for purposes of the Exchange, and (B) any distributions made on such shares between the Exchange Closing Date and the date of such return. The number of shares to be issued or returned pursuant to the preceding two sentences shall be rounded up or down to the nearest whole share in accordance with the proviso to the definition of VCI Exchange Amount or VWI Exchange Amount in Section 1.01. If the Audited Profit/Loss is equal to the Estimated Profit/Loss, the Verizon Issuer shall not be required to issue any additional shares and the Company shall not be required to return any shares to the Verizon Issuer.

         (e) Capitalized terms used in this Section 2.05 but not defined herein or in the Transaction Agreement shall have the respective meanings set forth in the New LP Agreement.

         SECTION 2.06. ANTI-DILUTION WITH RESPECT TO VCI STOCK. (a) If VCI at any time after the Closing Date (i) subdivides or splits the outstanding VCI Stock (including by means of paying a dividend payable solely in shares of VCI Stock), (ii) combines or reclassifies the outstanding VCI Stock into a smaller number of shares, (iii) consolidates with, merges into or is converted into any other Person, (iv) pays any VCI Extraordinary Dividend in respect of the VCI Stock or (v) consummates any other transaction having an effect on the VCI Stock substantially similar to the effect of the other transactions described in this
Section 2.06(a), including, without limitation, any issuance of any shares of its capital stock in a reclassification of VCI Stock (including any such reclassification in connection with a consolidation or merger in which VCI is the surviving corporation), the securities to be issued upon any VCI Exchange consummated after the record date for the determination of stockholders entitled to such dividend in the case of the dividend referred to in clause (i), (iv) or, if applicable, clause (v) or after the effective date of the other events referred to in clauses (i) through (v) above will be adjusted as set forth in this Section 2.06 (each such record date or effective date, a "VCI ADJUSTMENT EVENT"). For purposes of this Section 2.06, "VCI EXTRAORDINARY DIVIDEND" means the payment by VCI of any dividend on, or the making by VCI of any distribution in respect of, the VCI Stock (other than a dividend or distribution payable solely in shares of VCI Stock), whether payable in cash, securities or other property; PROVIDED that cash dividends paid by VCI in the ordinary course of its business shall not constitute VCI Extraordinary Dividends; PROVIDED FURTHER that, without limiting the immediately preceding proviso, any cash dividend which, on an annualized basis, represents 10% or less of the Average VCI Stock Price for the date of such dividend shall be presumed to have been paid in the ordinary course of business.

          (b) If the VCI Adjustment Event is the subdivision or split of the outstanding VCI Stock into a larger number of shares (including by means of paying a dividend payable solely in shares of VCI Stock) of the same class or the combination or reclassification of the outstanding VCI Stock into a smaller number of shares of the same class, then, for purposes of computing the VCI Exchange Amount in respect of any VCI Exchange occurring after such VCI Adjustment Event, each Relevant VCI Price will be proportionately adjusted by dividing such Relevant VCI Price by the number of shares of VCI Stock (or fraction thereof) into which one share of VCI Stock was subdivided, split, combined or reclassified as a result of such VCI Adjustment Event.

          (c) If the VCI Adjustment Event is a VCI Extraordinary Dividend, then the VCI Exchange Amount applicable to any VCI Exchange occurring after such VCI Adjustment Event will be equal to the "ADJUSTED VCI EXCHANGE AMOUNT" calculated pursuant to the following formula:

                                                   VCI REQUIRED VALUE
                    ADJUSTED VCI EXCHANGE AMOUNT = ------------------
                                                   CURRENT VCI PRICE



where, for purposes of this Section 2.06(c):

                           "VCI REQUIRED VALUE" means (i) the amount of the
                  Company Capital Account as of the date of such VCI Exchange DIVIDED BY the Adjusted Pro Forma VCI Share Price, MULTIPLIED BY (ii) the Pro Forma VCI Share Price.

                           "ADJUSTED PRO FORMA VCI SHARE PRICE" means (i)for any
                  VCI Exchange occurring under the circumstances contemplated by clauses (i), (ii) or (iii) of the definition of "Mandatory Exchange Date " and for any VCI Exchange occurring pursuant to clause (i)(B), clause (ii) or clause (iii) of Section 2.02(b), the Current VCI Price PLUS the VCI Distribution Amount; PROVIDED that, such amount shall not be less than the Pre-Deadline Minimum Price or greater than the Pre-Deadline Maximum Price and (ii) for any VCI Exchange occurring under the circumstances contemplated by clause (iv) of the definition of "Mandatory Exchange Date" and for any VCI Exchange pursuant to clause (i)(A) of Section 2.02(b), an amount equal to the greater of (A) an amount equal to the Current VCI Price for such date PLUS the VCI Distribution Amount and (B) the Post-Deadline Minimum Price.

                           "PRO FORMA VCI SHARE PRICE" means an amount equal to
                  the Current VCI Price PLUS the VCI Distribution Amount.

                           "VCI DISTRIBUTION AMOUNT" means the aggregate per
                  share amount of all VCI Extraordinary Dividends paid by VCI after the Closing Date and prior to such VCI Exchange; PROVIDED that, for purposes of this Section 2.06(c), the per share amount of any non-cash VCI Extraordinary Dividend shall be equal to (i) to the extent that any non-cash VCI Extraordinary Dividend is comprised of property other than Publicly Traded Securities, an amount equal to (A) the Average VCI Stock Price for the date of such VCI Extraordinary Dividend MINUS the sum of (B)(1) the average of the Daily Price per share of VCI Stock for the 20 consecutive trading days immediately after such VCI Extraordinary Dividend and (2) the value, if any, derived from clause (ii) below, and (ii) to the extent that any non-cash VCI Extraordinary Dividend is comprised of securities which are Publicly Traded Securities, an amount equal to the average Daily Price per security of such securities for the 20 consecutive trading days immediately after such VCI Extraordinary Dividend MULTIPLIED BY the number of such securities distributed per share of VCI Stock.

                           "CURRENT VCI PRICE" means the Average VCI Stock Price
                  for the date of such VCI Exchange.

          (d) If the VCI Adjustment Event is a transaction pursuant to which VCI consolidates with, merges or converts into, or is acquired by any other Person (the "VCI ACQUIROR"), and pursuant to such transaction the VCI Stock is consolidated, merged, converted or exchanged into securities other than VCI Stock or is acquired for cash and/or such securities (a "VCI MERGER EVENT"), then (subject to Section 2.02(b)) upon any VCI Exchange occurring after such VCI Merger Event, the holder of the ELPI Interest shall be entitled to receive (in lieu of the VCI Exchange Amount) consideration with a value equal to the Required VCI Exchange Value in the same form and, if a combination of forms, in the same proportion as the consideration that was provided to other holders of VCI Stock in connection with such VCI Merger Event. For purposes of this Section 2.06(d), the "REQUIRED VCI EXCHANGE VALUE" for any such VCI Exchange shall be equal to the Adjusted VCI Merger Value MULTIPLIED BY the VCI Per Share Value, where:

                           "ADJUSTED VCI MERGER VALUE" means the amount of the
                  Company Capital Account as of the date of such VCI Exchange DIVIDED BY the Adjusted VCI Per Share Value.

                           "ADJUSTED VCI PER SHARE VALUE" means (i) for any VCI
                  Exchange occurring under the circumstances contemplated by clauses (i), (ii) or (iii) of the definition of "Mandatory Exchange Date" and for any VCI Exchange occurring pursuant to clause (i)(B), clause (ii) or clause (iii) of Section 2.02(b), an amount equal to the VCI Per Share Value for such VCI Merger Event; PROVIDED that such VCI Per Share Value shall not be less than the Pre- Deadline Minimum Price or greater than the Pre-Deadline Maximum Price and (ii) for any VCI Exchange occurring under the circumstances contemplated by clause (iv) of the definition of "Mandatory Exchange Date" and for any VCI Exchange occurring pursuant to clause (i)(A) of Section 2.02(b), an amount equal to the greater of (A) the VCI Per Share Value for such VCI Merger Event and (B) the Post-Deadline Minimum Price.

                           "VCI PER SHARE VALUE" means the value of the
                  consideration paid per share of VCI Stock in connection with such VCI Merger Event; PROVIDED that, for purposes of this
                  Section 2.06(d), the per share amount of any non-cash consideration shall be (i) to the extent that such consideration is comprised of securities which are Publicly Traded Securities, an amount equal to the value of such consideration determined by reference to the Daily Price per security of such securities on the first full trading day following such VCI Merger Event and (ii) to the extent that such consideration is comprised of property other than cash or Publicly Traded Securities, an amount equal to
                  (A) the VCI Stock Price as of the end of the trading day immediately preceding the date of such VCI Merger Event MINUS
                  (B) the sum of the consideration per share of VCI Stock paid in cash or in Publicly Traded Securities (valued as described above).

          (e) If the VCI Adjustment Event is any VCI Adjustment Event other than those described in paragraphs (b) through (d) of this Section 2.06, the securities to be issued upon a VCI Exchange occurring after the VCI Adjustment Event and/or the Relevant VCI Prices shall be adjusted as determined by the board of directors of VCI in its reasonable good faith judgment, to reflect, on a basis consistent with the adjustment principles described in such paragraphs
(b) through (d), the effect of such VCI Adjustment Event.

          (f) For purposes of applying this Section 2.06, (i) in connection with any VCI Adjustment Event pursuant to which holders of VCI Stock are entitled to elect to receive Common Voting Stock as the sole consideration, the holder of the ELP Interest shall be deemed to have elected to receive such Common Voting Stock as the sole consideration in connection with such VCI Adjustment Event (provided that such election shall take into account and be subject to (x) any restrictions or limits imposed on the elections of the holders of VCI Stock and
(y) the elections actually made by the holders of VCI Stock), and (ii) if the holders of VCI Stock are entitled to make an election as to the form of consideration receivable in connection with a VCI Adjustment Event, but are not entitled to elect Common Voting Stock as the sole consideration, and the form of consideration receivable upon such VCI Adjustment Event is not the same for each share of VCI Stock held immediately prior to such VCI Adjustment Event by any Person other than a party to the VCI Adjustment Event or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING VCI SHARE"), then, for purposes of this Section 2.06, the kind and amount of consideration receivable upon such VCI Adjustment Event shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing VCI shares.

          (g) Any adjustments required to be made pursuant to this Section 2.06 shall be made successively whenever any VCI Adjustment Event shall occur. To the extent that a VCI Adjustment Event occurs after any VCI Merger Event which involves the issuance of shares of stock of the VCI Acquiror ("VCI ACQUIROR SHARES") to holders of shares of VCI Stock, the adjustments provided for in this

Section 2.06 shall apply to the VCI Acquiror Shares on terms nearly as equivalent as practicable to the provisions contained in this Section 2.06.

          (h) If, at any time as a result of this Section 2.06, the holder of the ELP Interest shall become entitled to receive any shares of capital stock of VCI other than VCI Stock, the number of such other shares so receivable shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 2.06.

         SECTION 2.07. ANTI-DILUTION WITH RESPECT TO VWI STOCK. (a) If VWI at any time after the VWI IPO but before a VWI Exchange (i) subdivides or splits the outstanding VWI Stock (including by means of paying a dividend payable solely in shares of VWI Stock), (ii) combines or reclassifies the outstanding VWI Stock into a smaller number of shares, (iii) consolidates with, merges into or is converted into any other Person, (iv) pays any VWI Extraordinary Dividend in respect of the VWI Stock or (v) consummates any other transaction having an effect on the VWI Stock substantially similar to the effect of the other transactions described in this Section 2.07(a), including, without limitation, any issuance of any shares of its capital stock in a reclassification of VWI Stock (including any such reclassification in connection with a consolidation or merger in which VWI is the continuing corporation), the securities to be issued upon any VWI Exchange consummated after the record date for the determination of stockholders entitled to such dividend in the case of the dividend referred to in clause (i), (iv) or, if applicable, clause (v) or after the effective date of the other events referred to in clauses (i) through (v) above will be adjusted as set forth in this Section 2.07 (each such record date or effective date, a "VWI ADJUSTMENT EVENT"). For purposes of this Section 2.07, "VWI EXTRAORDINARY DIVIDEND" means the payment by VWI of any dividend on, or the making by VWI of any distribution in respect of, the VWI Stock (other than a dividend or distribution payable solely in shares of VWI Stock), whether payable in cash, securities or other property; PROVIDED that cash dividends paid by VWI in the ordinary course of its business shall not constitute VWI Extraordinary Dividends; PROVIDED FURTHER that, without limiting the immediately preceding proviso, that any cash dividend which, on an annualized basis, represents 10% or less of the Average VWI Stock Price for the date of such dividend shall be presumed to have been paid in the ordinary course of business.

          (b) If the VWI Adjustment Event is the subdivision or split of the outstanding VWI Stock into a larger number of shares of the same class or the combination or reclassification of the outstanding VWI Stock into a smaller number of shares (including by means of paying a dividend payable solely in shares of VWI Stock) of the same class, then, for purposes of computing the VWI Exchange Amount in respect of any VWI Exchange occurring after such VWI

Adjustment Event, the VWI IPO Price will be proportionately adjusted by dividing such VWI IPO Price by the number of shares of VWI Stock (or fraction thereof) into which one share of VWI Stock was subdivided, split, combined or reclassified as a result of such VWI Adjustment Event.

          (c) If the VWI Adjustment Event is the payment of a VWI Extraordinary Dividend, then the VWI Exchange Amount applicable to any VWI Exchange occurring after such VWI Adjustment Event will be equal to the "ADJUSTED VWI EXCHANGE AMOUNT" calculated pursuant to the following formula:

where, for purposes of this Section 2.07(c):

                                                             |     VWI DISTRIBUTION AMOUNT  |
ADJUSTED VWI EXCHANGE AMOUNT = INITIAL VWI EXCHANGE AMOUNT x | 1 + -----------------------  |
                                                             |        CURRENT VWI PRICE     |

         "INITIAL VWI EXCHANGE AMOUNT" means the amount of the Company Capital Account as of the date of such VWI Exchange DIVIDED BY the VWI IPO Price (as adjusted pursuant to this Section 2.07).

         "VWI DISTRIBUTION AMOUNT" means the aggregate per share amount of all VWI Extraordinary Dividends paid by VWI after the VWI IPO and prior to such VWI Exchange; PROVIDED that, for purposes of this Section 2.07(c), the per share amount of any non-cash VWI Extraordinary Dividend shall be equal to (i) to the extent that any non-cash VWI Extraordinary Dividend is comprised of property other than Publicly Traded Securities, an amount equal to (A) the Average VWI Stock Price for the date of such VWI Extraordinary Dividend MINUS the sum of
(B)(1) the average of the Daily Price per share of VWI Stock for the 20 consecutive trading days immediately after such VWI Extraordinary Dividend and
(2) the value, if any, derived from clause (ii) below, and (ii) to the extent that any non-cash VWI Extraordinary Dividend is comprised of securities which are Publicly Traded Securities, an amount equal to the average Daily Price per security of such securities for the 20 consecutive trading days immediately after such VWI Extraordinary Dividend MULTIPLIED BY the number of such securities distributed per share of VWI Stock.

         "CURRENT VWI PRICE" means the Average VWI Stock Price for the date of such VWI Exchange.

          (d) If the VWI Adjustment Event is a transaction pursuant to which VWI consolidates with, merges or converts into, or is acquired by any other Person (the "VWI ACQUIROR"), and pursuant to such transaction the VWI Stock is consolidated, merged, converted or exchanged into securities other than VWI Stock or is acquired for cash and/or such securities (a "VWI MERGER EVENT"), then upon any VWI Exchange occurring after such VWI Merger Event, the holder of the ELPI Interest shall be entitled to receive consideration with a value equal to the VWI Exchange Amount in the same form and, if a combination of forms, in the same proportion as the consideration that was provided to other holders of VWI Stock in connection with such VWI Merger Event.

          (e) If the VWI Adjustment Event is any VWI Adjustment Event other than those described in paragraphs (b) through (d) of this Section 2.07, the securities to be issued upon a VWI Exchange occurring after the VWI Adjustment Event shall be adjusted as determined by the board of directors of VWI in its reasonable good faith judgment, to reflect, on a basis consistent with the adjustment principles described in such paragraphs (b) through (d), the effect of such VWI Adjustment Event.

          (f) For purposes of applying this Section 2.07, (i) in connection with any VWI Adjustment Event pursuant to which holders of VWI Stock are entitled to elect to receive Common Voting Stock as the sole consideration, the holder of the ELP Interest shall be deemed to have elected to receive such Common Voting Stock as the sole consideration in connection with such VWI Adjustment Event (provided that such election shall take into account and be subject to (x) any restrictions or limits imposed on the elections of the holders of VWI Stock and
(y) the elections actually made by the holders of VWI Stock), and (ii) if the holders of VWI Stock are entitled to make an election as to the form of consideration receivable in connection with a VWI Adjustment Event, but are not entitled to elect Common Voting Stock as the sole consideration, and the form of consideration receivable upon such VWI Adjustment Event is not the same for each share of VWI Stock held immediately prior to such VWI Adjustment Event by any Person other than a party to the VWI Adjustment Event or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING VWI SHARE"), then, for purposes of this Section 2.06, the kind and amount of consideration receivable upon such VWI Adjustment Event shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing VWI shares.

          (g) Any adjustments required to be made pursuant to this Section 2.07 shall be made successively whenever any VWI Adjustment Event shall occur. To the extent that an VWI Adjustment Event occurs after any VWI Merger Event which involves the issuance of shares of stock of the VWI Acquiror ("VWI ACQUIROR SHARES") to holders of shares of VWI Stock, the adjustments provided for in this
Section 2.07 shall apply to the VWI Acquiror Shares on terms nearly as equivalent as practicable to the provisions contained in this Section 2.07.

          (h) If, at any time as a result of this Section 2.07, the holder of the ELP Interest shall become entitled to receive any shares of capital stock of VWI other than VWI Stock, the number of such other shares so receivable shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 2.07.

                                    ARTICLE 3

            REPRESENTATIONS AND WARRANTIES OF THE PRICE CORPORATIONS

         Each of the Price Corporations represents and warrants to VCI and VWI, jointly and severally, as of the date hereof and as of the Exchange Closing Date that:

         SECTION 3.01. EXISTENCE AND POWER. Each of the Price Corporations is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all corporate powers and all necessary governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for such failures as would not, and would not reasonably be expected to, individually or in the aggregate, prevent or delay consummation of the transactions contemplated hereunder in any material respect or otherwise prevent the Price Corporations from performing, in any material respect, their respective obligations under this Agreement or prevent the Company from performing, in any material respect, its obligations under the VWI Lock-up Agreement or the VCI Lock-up Agreement (as the case may be, the "LOCK-UP AGREEMENT"). Each of the Price Corporations is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to, individually or in the aggregate, prevent or delay consummation of the transactions contemplated hereunder in any material respect or otherwise prevent the Price Corporations from performing, in any material respect, their respective obligations under this Agreement in any material respect or prevent the Company from performing, in any material respect, its obligations under the Lock-up Agreement.

         SECTION 3.02. AUTHORIZATION. (a) The execution, delivery and performance by each of the Price Corporations of this Agreement and by the Company of the Lock-up Agreement, and the consummation of the transactions contemplated hereby and thereby, are within each of the Price Corporations' corporate powers and, except for any required approval of Price Parent's stockholders in connection with the transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action on the part of each of the Price Corporations. The (i) affirmative vote of the holders of two-thirds or a majority of the outstanding shares of the common stock, $0.01 par value, of Price Parent and (ii) approval of the shareholders of each of the Price Corporations (other than Price Parent), as the sole shareholder of another Price Corporation, all of which have been obtained, are the only actions required by the stockholders of any of the Price Corporations in connection with the transactions contemplated by this Agreement. This Agreement constitutes a valid and binding agreement of each of the Price Corporations, and upon execution and delivery thereof, the Lock-up Agreement will constitute a valid and binding agreement of the Company, in each case, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally, and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) At a meeting duly called and held on December 13, 2001, Price Parent's Board of Directors (i) unanimously determined that this Agreement and the transactions contemplated hereby (other than the VWI Exchange) are fair to and in the best interests of Price Parent's stockholders, (ii) unanimously approved and adopted this Agreement and the transactions contemplated hereby (other than the VWI Exchange) and (iii) unanimously resolved (subject to Section
9.09 of the Transaction Agreement) to recommend approval and adoption of the transactions contemplated hereby (other than the VWI Exchange) by Price Parent's stockholders.

         SECTION 3.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by each of the Price Corporations of this Agreement and by the Company of the Lock-up Agreement, and the consummation by such Persons of the transactions contemplated hereby and thereby, require no action by or in respect of, or filing with, any Governmental Entity, domestic, foreign or supranational, other than (i) compliance with the requirements of the HSR Act, (ii) the filing with the SEC of the Price Proxy Materials in definitive form, (iii) the filing and declaration by the SEC of the effectiveness of the VCI Registration Statement and the VWI Registration Statement (if any), (iv) compliance with any other applicable securities laws, (v) compliance with the applicable requirements of the Communications Act, and (vi) such actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent or delay consummation of the transactions contemplated hereunder in any material respect or otherwise prevent the Price Corporations from performing, in any material respect, their respective obligations under this Agreement or prevent the Company from performing, in any material respect, its obligations under the Lock-up Agreement and will not have, and would not reasonably be expected to have, individually, or in the aggregate, a material adverse effect on the Price Corporations or the ELP Interest.

         SECTION 3.04. NONCONTRAVENTION. The execution, delivery and performance by each of the Price Corporations of this Agreement and by the Company of the Lock-up Agreement, and the consummation by such Persons of the transactions contemplated hereby and thereby, do not and will not (i) violate the certificate of incorporation, bylaws, or other organizational documents of any of the Price Corporations, (ii) assuming compliance with the matters referred to in Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree applicable to any of the Price Corporations or by which any of their respective properties or assets are bound, (iii) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of any of the Price Corporations or to a loss of any benefit to which any of the Price Corporations is entitled under any provision of any agreement or other instrument binding upon any of the Price Corporations or by which any of the assets of the Price Corporations is or may be bound or (iv) result in the creation or imposition of any Lien on any asset of the Price Corporations, except in the case of clauses (ii), (iii) and (iv) above, such violations or defaults that will not and would not reasonably be expected to, individually or in the aggregate, prevent or delay consummation of the transactions contemplated hereunder in any material respect, or otherwise prevent the Price Corporations from performing, in any material respect, their respective obligations under this Agreement or prevent the Company from performing, in any material respect, its obligations under the Lock-up Agreement.

         SECTION 3.05. DISCLOSURE DOCUMENTS. (a) Each document filed by any of the Price Corporations with the SEC in connection with the meetings of the stockholders of Price Parent described in Section 7.22(a) of the Transaction Agreement and Section 5.01 of this Agreement, including, without limitation, the proxy or information statements of Price Parent and any amendments or supplements thereto (the "PRICE PROXY MATERIALS") will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act.

          (b) Each time any Price Proxy Materials are distributed to stockholders of Price Parent or any other solicitation of stockholders of Price Parent is made by or on behalf of the Price Corporations or any Affiliate of the Price Corporations, and at the time such stockholders vote on adoption of the transactions contemplated by the Transaction Agreement and this Agreement, the Price Proxy Materials (as supplemented and amended, if applicable), will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not false or misleading. The representations and warranties contained in this Section 3.05(b) will not apply to statements or omissions included in the Price Proxy Materials based upon information furnished in writing to the Price Corporations in writing by VCI or VWI specifically for use therein.

          (c) None of the information provided by the Price Corporations for inclusion in the VCI Registration Statement or the VWI Registration Statement (if any) or any amendment or supplement thereto, at the time such registration statement or any amendment or supplement becomes effective, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         SECTION 3.06. LITIGATION. As of the date hereof, there is no action, suit, investigation or proceeding pending against, or to the knowledge of any of the Price Corporations threatened against or affecting, any of the Price Corporations before any court or arbitrator or any Governmental Entity which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Lock-up Agreement.

                                    ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF VCI AND VWI

         VCI and VWI represent and warrant, each with respect to itself, to each of the Price Corporations, jointly and severally, as of the date hereof and as of the Exchange Closing Date that:

         SECTION 4.01. EXISTENCE AND POWER. Each of VCI and VWI is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all corporate powers and all necessary governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted except for such failures as will not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on either VCI or VWI.

         SECTION 4.02. AUTHORIZATION. The execution, delivery and performance by VCI and VWI of this Agreement and the Lock-up Agreement to which it is a party and the consummation of the transactions contemplated hereby and thereby are within the corporate powers of VCI and VWI. All such transactions have been, or, in the case of the VWI IPO and the issuance of the VWI Stock or the VCI Stock on the Exchange Closing Date, will be as of the Exchange Closing Date, duly authorized by all necessary corporate action on the part of VCI and

VWI. This Agreement constitutes and the Lock-up Agreement to which it is a party will constitute, upon execution and delivery thereof by VWI or VCI as applicable, a valid and binding agreement of VCI and VWI, as applicable, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally, and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 4.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by VCI and VWI of this Agreement and the Lock-up Agreement to which it is a party, and the consummation by VCI and VWI of the transactions contemplated hereby and thereby, require no material action by or in respect of, or material filing with, any Governmental Entity other than (i) compliance with the applicable requirements of the HSR Act, (ii) the filing and declaration by the SEC of the effectiveness of the VCI Registration Statement, the VWI Registration Statement (if any) and the Shelf Registration Statement, (iii) compliance with any other applicable securities laws, (iv) compliance with the applicable requirements of the Communications Act, and (v) such actions or filings the absence of which will not, and would not reasonably be expected to, individually or in the aggregate, prevent or delay consummation of the transactions contemplated hereunder in any material respect, or otherwise prevent VCI and VWI from performing their respective obligations under this Agreement or the Lock-up Agreement to which it is a party in any material respect, and will not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on either VCI or VWI.

         SECTION 4.04. NONCONTRAVENTION. The execution, delivery and performance by VCI and VWI of this Agreement and the Lock-up Agreement to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the certificate of incorporation, bylaws or other organizational documents of either VCI or VWI, (ii) assuming compliance with the matters referred to in Section 4.03, violate any applicable material law, rule, regulation, judgment, injunction, order or decree binding on either VCI or VWI or (iii) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of either VCI or VWI or to a loss of any benefit to which either VCI or VWI is entitled under any provision of any Contract binding upon either VCI or VWI or to which any of their respective assets may be bound, except in the case of clauses (ii) and (iii) above, violations or defaults that will not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on either VCI or VWI.

         SECTION 4.05. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of either VCI or VWI threatened against or affecting, either VCI or VWI before any court or arbitrator or any Governmental Entity which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Lock-up Agreement to which it is a party or which would have a material adverse effect on either VCI or VWI.

         SECTION 4.06. SEC FILINGS. (a) At the time the VCI Registration Statement or the VWI Registration Statement (if any) or any amendment or supplement thereto becomes effective, such registration statement, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such registration statement and any supplement or amendment thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1933 Act.

          (b) The representations and warranties contained in this Section 4.06 will not apply to statements or omissions in the VCI Registration Statement or the VWI Registration Statement (if any) or any amendment or supplement thereto based upon information furnished to VWI or VCI by the Price Corporations in writing specifically for use therein.

          (c) None of the information provided by VCI or VWI for inclusion in the Price Proxy Materials, at the time such materials are filed, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                                    ARTICLE 5

                                    COVENANTS

         SECTION 5.01. STOCKHOLDER MEETING; PROXY MATERIALS. (a) Price Parent shall cause a meeting of its stockholders to be duly called and held (i) as soon as reasonably practicable for the purpose of voting on and approving the transactions contemplated by the Transaction Agreement and the Ancillary Agreements (other than the VWI Exchange) and (ii) in the event that the Company delivers a VWI Exchange Notice pursuant to Section 2.01, as soon as reasonably practicable after delivery of such VWI Exchange Notice, for the purpose of voting on and approving the VWI Exchange. The board of directors of Price Parent shall, subject to their fiduciary duties under applicable law as advised by counsel, recommend approval of such transactions by Price Parent's stockholders. In connection with each meeting referred to above, Price Parent (x) will promptly prepare and file with the SEC, will use its best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable a proxy or information statement and all other Price Proxy Materials for such meeting as may be required under applicable law, (y) will use its best efforts to obtain the necessary approval of the transactions referred to above by its stockholders and (z) will otherwise comply with all legal requirements applicable to each such meeting.

         SECTION 5.02. VCI AND VWI REGISTRATION STATEMENTS. (a) Promptly after the date hereof, VCI shall prepare and file with the SEC the VCI Registration Statement and shall use its best efforts to cause the VCI Registration Statement to be declared effective as soon as practicable thereafter. Promptly after the later of (i) the date which is 9 months after the Closing Date and (ii) the VWI IPO, VWI shall prepare and file with the SEC the VWI Registration Statement and shall use its best efforts to cause the VWI Registration Statement to be declared effective as soon as practicable thereafter.

         SECTION 5.03. SHELF REGISTRATION STATEMENT. (a) The Verizon Issuer shall, promptly after the earlier to occur of (i) delivery of a VWI Exchange Notice pursuant to Section 2.01(a) and (ii) the Exchange Closing Date, file with the SEC and thereafter use its reasonable best efforts to cause to be declared effective as soon as reasonably practicable after the issuance of the VCI Stock or the VWI Stock, as the case may be, but in any event no later than 120 days after the Exchange Closing Date, a registration statement (the "SHELF REGISTRATION STATEMENT") on an appropriate form under the 1933 Act relating to the offer and sale of the shares of VCI Stock or VWI Stock, as the case may be, issued to the Company pursuant to this Agreement, by the Company from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the 1933 Act; PROVIDED that, any such offer and sale of shares shall be subject to the terms of the Lock-up Agreement. In addition, if the Company shall transfer any of such shares of VCI Stock or VWI Stock, as the case may be, pursuant to a Permitted Transfer or to a Pledge Transferee (each, as defined in the Lock-up Agreement), then upon request by such transferee, VWI or VCI, as the case may be, shall prepare and file with the SEC, as promptly as reasonably practicable after receipt of such notice and receipt of such other information regarding the transferee as VCI or VWI, as the case may be, may reasonably request, a supplement to the prospectus contained in such Shelf Registration Statement including such transferee as a selling shareholder thereunder.

          (b) The Verizon Issuer shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Company until the first anniversary of the Exchange Closing Date or such shorter period that will terminate when all the shares covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are freely saleable pursuant to Rule 145 under the 1933 Act, or any successor rule thereto.

          (c) The Verizon Issuer shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except with respect to the information referred to in Section 5.03(d)), and such registration statement and any supplement or amendment thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1933 Act.

          (d) The Price Corporations shall ensure that none of the information provided by the Price Corporations for inclusion in the Shelf Registration Statement and the related prospectus, or any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 5.04. RESERVATION OF SHARES. VCI shall, from the Closing Date until the Exchange Closing Date, and VWI shall, from the date of the VWI IPO until the Exchange Closing Date, keep reserved for issuance a sufficient number of shares of VCI Stock and VWI Stock, respectively, to satisfy its exchange obligations under this Agreement.

         SECTION 5.05. LISTING. The Verizon Issuer shall use its best efforts to cause the shares of VCI Stock or VWI Stock, as the case may be, issued upon an Exchange pursuant to this Agreement, to be listed on each securities exchange or quoted on each inter-dealer quotation system on which the VCI Stock or VWI Stock, as the case may be, is then listed or quoted.

         SECTION 5.06. 1934 ACT REPORTS. On and after the Exchange Closing Date until the second anniversary of the Exchange Closing Date, the Verizon Issuer shall timely file all reports required to be filed by it under the 1934 Act.

         SECTION 5.07. TAX TREATMENT. (a) If the Company or Price Parent advises the Verizon Issuer in writing that it is treating the Exchange as a reorganization within the meaning of Code Section 368(a) (a "REORGANIZATION"), the parties hereto shall, and shall cause their Affiliates to, each treat on all tax returns such Exchange as a Reorganization, and not take any position inconsistent therewith in any tax return, tax filing or tax proceeding but only if the Company or Price Parent obtains an opinion (in form and substance reasonably satisfactory to the Verizon Issuer) addressed to the Company or Price Parent, as the case may be, and to the Verizon Issuer from a nationally recognized law firm selected by the Company or Price Parent, with the approval of the Verizon Issuer (such approval not to be unreasonably withheld), stating that the Exchange should be treated as a Reorganization.

          (b) Prior to the closing of any Exchange that occurs within four and a half years from the Closing Date, VWI and VCI (and any VCI Controlled Subsidiary designated by VCI pursuant to Section 2.02) shall not enter into a legally binding agreement that obligates, or adopt any board resolution approving the terms of a specific transaction that would obligate, and shall not sign a memorandum of understanding or a letter of intent that contains specific terms and conditions for, (i) VCI or VWI (or such VCI Controlled Subsidiary) to dispose after the Exchange of more than 50 percent of the ELP Interest received in the Exchange, or (ii) New LP to dispose after the Exchange of more than 66 percent of its assets, other than, in each case, a transfer of such interest or such assets to Cellco or to the members of the VCI or VWI "qualified group" as defined in Treasury regulations Section 1.368-1(d)(4).

         SECTION 5.08. IDENTITY OF ISSUER. If a public offering of shares of Common Voting Stock of a corporation other than VWI occurs, and such offering satisfies clauses (i), (ii) and (iii) of the definition of "VWI IPO" in Section 1.01, Cellco hereby covenants and agrees to take all appropriate actions to cause such corporation (a "SUBSTITUTE ISSUER") to perform the obligations of VWI under this Agreement.

         SECTION 5.09. POST-CLOSING LITIGATION. The Price Corporations hereby indemnify VWI, VCI and their respective Affiliates against and agree to hold each of them harmless from any Damages incurred or suffered by any of VWI, VCI or any of their respective Affiliates after consummation of the Exchange arising out of any action, suit, investigation or proceeding which, as of the Exchange Closing Date, is pending against, or to the knowledge of any of the Price Corporations is threatened against or affecting, any of the Price Corporations before any court or arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Lock-up Agreement.

         SECTION 5.10. 1940 ACT. The Price Corporations shall use their reasonable best efforts to obtain prior to the Exchange Closing Date an order from the Division of Investment Management of the SEC exempting Price Parent from all provisions, rules and regulations of the 1940 Act which might otherwise apply as a result of the transactions contemplated to occur on the Exchange Closing Date pursuant to this Agreement. If the Price Corporations are unsuccessful in obtaining such an order, the Price Corporations shall take such other actions as are necessary to satisfy the condition set forth in Section 6.02(d) or Section 6.03(d), as applicable.

         SECTION 5.11. FURTHER ASSURANCES. Each party to this Agreement will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations or otherwise to consummate at the earliest reasonably practicable time the transactions contemplated by this Agreement; PROVIDED that the foregoing shall not obligate VCI or VWI to effect the VWI IPO. Each party to this Agreement agrees to execute and deliver or cause to be executed and delivered such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

         SECTION 5.12. SOLVENCY CERTIFICATE. (a) Subject to Section 5.12(b), the Price Corporations shall have the right, exercisable by written notice to VWI and VCI, to cause VWI and VCI to waive compliance by the Price Corporations with the conditions set forth in Sections 6.02(a) and 6.03(a).

          (b) The Price Corporations agree that, if they exercise their right under Section 5.12(a), none of the Price Corporations will consummate any distribution to its stockholders, whether by means of liquidation, dividend or otherwise, of any shares of VWI Stock or VCI Stock received by it upon an Exchange, unless it shall have previously delivered to VWI and VCI a solvency certificate, dated as of a date reasonably close to the distribution date, that satisfies the criteria set forth in Section 6.02(a) and 6.03(a).

                                    ARTICLE 6

                              CONDITIONS TO CLOSING

         SECTION 6.01. CONDITIONS TO OBLIGATIONS OF EACH PARTY. (a) The obligations of the Price Corporations and VWI to consummate the VWI Exchange are subject to the satisfaction of each of the following conditions:

                  (i) the Closing shall have occurred and the approval of the stockholders of Price Parent of the VWI Exchange, as required by applicable law, shall have been obtained;

                  (ii) the VWI Registration Statement shall have been declared effective and no stop order suspending the effectiveness of the VWI Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

                  (iii) any applicable waiting period under the HSR Act relating to such exchange shall have expired or been terminated; and

                  (iv) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit such exchange.

          (b) The obligations of the Price Corporations and VCI to consummate a VCI Exchange are subject to the satisfaction of each of the following conditions:

                  (i) the Closing shall have occurred;

                  (ii) the VCI Registration Statement shall have been declared effective and no stop order suspending the effectiveness of the VCI Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

                  (iii) any applicable waiting period under the HSR Act relating to such exchange shall have expired or been terminated; and

                  (iv) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit such exchange.

         SECTION 6.02. CONDITIONS TO OBLIGATION OF VWI. The obligation of VWI to consummate the VWI Exchange is subject to the satisfaction of the following further conditions:

          (a) Subject to Section 5.12, VWI shall have received a favorable opinion of a third party reasonably acceptable to VWI as to the solvency of the Price Corporations in form reasonably acceptable to VWI.

          (b) (i) The Price Corporations shall have performed in all material respects their obligations hereunder required to be performed by them on or prior to the Exchange Closing Date, (ii) the representations and warranties of the Price Corporations contained in this Agreement and in any certificate delivered by the

Price Corporations pursuant hereto shall be true at and as of the Exchange Closing Date, as if made at and as of such date, except for such inaccuracies in such representations and warranties as will not, individually or in the aggregate, prevent consummation of the transactions contemplated hereby or have a material adverse effect on the value of the ELP Interest and (iii) VWI shall have received a certificate signed by an executive officer of each of the Price Corporations to the foregoing effect.

          (c)   The VWI Lock-up Agreement shall be in full force and effect.

          (d) Price Parent shall have received an order from the Division of Investment Management of the SEC exempting it from all provisions, rules and regulations of the 1940 Act, or, if no such order shall have been received and in effect as of the Exchange Closing Date, shall be in full compliance with all provisions, rules and regulations of the 1940 Act (it being understood that such compliance may be achieved, without limitation, by reliance on Rule 3a-2 of the 1940 Act).

         SECTION 6.03. CONDITIONS TO OBLIGATION OF VCI. The obligation of VCI to consummate a VCI Exchange is subject to the satisfaction of the following further conditions:

          (a) Subject to Section 5.12, VCI has received a favorable opinion of a third party reasonably acceptable to VCI as to the solvency of the Price Corporations in form reasonably acceptable to VCI.

          (b) (i) The Price Corporations shall have performed in all material respects their obligations hereunder required to be performed by them on or prior to the Exchange Closing Date, (ii) the representations and warranties of the Price Corporations contained in this Agreement and in any certificate delivered by the Price Corporations pursuant hereto shall be true at and as of the Exchange Closing Date, as if made at and as of such date, except for such inaccuracies in such representations and warranties as will not, individually or in the aggregate, prevent consummation of the transactions contemplated hereby or have a material adverse effect on the value of the ELP Interest, and (iii) VCI shall have received a certificate signed by an executive officer of each of the Price Corporations to the foregoing effect.

          (c)   The VCI Lock-up Agreement shall be in full force and effect.

          (d) Price Parent shall have received an order from the Division of Investment Management of the SEC exempting it from all provisions, rules and regulations of the 1940 Act, or, if no such order shall have been received and in effect as of the Exchange Closing Date, shall be in full compliance with all provisions, rules and regulations of the 1940 Act (it being understood that such compliance may be achieved, without limitation, by reliance on Rule 3a-2 of the 1940 Act).

         SECTION 6.04. CONDITIONS TO OBLIGATIONS OF THE PRICE CORPORATIONS. (a) The obligation of the Price Corporations to consummate the VWI Exchange is subject to the satisfaction of the following further conditions:

                  (i) (A) VWI shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Exchange Closing Date, (B) the representations and warranties of VWI contained in this Agreement and in any certificate delivered by VWI pursuant hereto shall be true at and as of the Exchange Closing Date, as if made at and as of such date, except for such inaccuracies in such representations and warranties as will not, individually or in the aggregate, prevent consummation of the transactions contemplated hereby or have a material adverse effect on VWI, and (C) the Price Corporations shall have received a certificate signed by an executive officer of VWI to the foregoing effect; and

                  (ii) The shares of VWI Stock to be issued in such exchange shall have been approved for listing on each stock exchange or quotation on each automated quotation system in which other shares of VWI Stock are listed or quoted, subject to official notice of issuance.

          (b) The obligation of the Price Corporations to consummate a VCI Exchange is subject to satisfaction of the following further conditions:

                  (i) (A) VCI shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Exchange Closing Date, (B) the representations and warranties of VCI contained in this Agreement and in any certificate delivered by VCI pursuant hereto, shall be true at and as of the Exchange Closing Date, as if made at and as of such date, except for such inaccuracies in such representations and warranties as will not, individually or in the aggregate, prevent consummation of the transactions contemplated hereby or have a material adverse effect on VCI, and (C) the Price Corporations shall have received a certificate signed by an executive officer of VCI to the foregoing effect; and

                  (ii) the shares of VCI Stock to be issued in such exchange shall have been approved for listing on each stock exchange or quotation on each automated quotation system in which other shares of VCI Stock are listed or quoted, subject to official notice of issuance.

                                    ARTICLE 7

                                    SURVIVAL

         SECTION 7.01. SURVIVAL. (a) The representations and warranties of the parties hereto contained in this Agreement or in any certificate delivered pursuant hereto or in connection herewith shall remain in full force and effect until the date which is 18 months after the Exchange Closing Date.

          (b) The covenants and agreements of the parties hereto contained in this Agreement or in any certificate delivered pursuant hereto or in connection herewith shall remain in full force and effect indefinitely.

                                    ARTICLE 8

                                   TERMINATION

         SECTION 8.01. TERMINATION. This Agreement will terminate automatically upon termination of the Transaction Agreement pursuant to Section 16.01 thereof.

         SECTION 8.02. EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 8.01, such termination shall be without liability of any party (or any stockholder, partner, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement.

                                    ARTICLE 9

                                  MISCELLANEOUS

         SECTION 9.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, if to VWI:

                  S. Mark Tuller
                  Vice President
                  Legal and External Affairs
                  Verizon Wireless
                  180 Washington Valley Road
                  Bedminster, NJ  07921
                  Fax: (908) 306-7329

                  with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York  10017
                  Attention: Diane G. Kerr
                  Fax: (212) 450-4800

         if to VCI, to:

                  Verizon Communications Inc.
                  1095 Avenue of the Americas, 36th Floor
                  New York, NY 10036
                  Attention: David Benson
                             Philip Marx
                  Fax: (212) 921-2971


                  with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York  10017
                  Attention: Diane G. Kerr
                  Fax: (212) 450-4800

         if to the Price Corporations:

                  Robert Price
                  President/Chief Executive Officer
                  Price Communications Corporation
                  45 Rockefeller Plaza
                  Suite 3200

                  New York, New York 10020
                  Fax: (212) 397-3755

                  with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, New York 10036
                  Attention: Peter G. Samuels
                  Fax: (212) 969-2900

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         SECTION 9.02. AMENDMENTS AND WAIVERS. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. EXPENSES. Except as set forth in the letter agreement dated as of November 14, 2001 between Davis Polk & Wardwell and Price Communications Corporation, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 9.04. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto. Notwithstanding the foregoing,
(i) VWI shall assign all of its rights and obligations under this Agreement to any Substitute Issuer, and shall cause any such Substitute Issuer to agree in writing in form reasonably acceptable to the Company to be bound by the terms of this Agreement, (ii) the Price Corporations may cause one or more of the Price

Corporations to be liquidated or merged into another Price Corporation, and
(iii) the Company shall assign all of its rights and obligations under this Agreement to any other Permitted Transferee to whom it transfers the ELP Interest, provided such Permitted Transferee agrees in writing in form reasonably acceptable to VWI and VCI to be bound by the terms of this Agreement.

         SECTION 9.05. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the law of the State of New York.

         SECTION 9.06. JURISDICTION. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.01 shall be deemed effective service of process on such party.

         SECTION 9.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.08. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any Person other than the parties hereto any rights or remedies hereunder.

         SECTION 9.09. ENTIRE AGREEMENT. This Agreement, and the Ancillary Agreements (as relevant), constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         SECTION 9.10. JOINT AND SEVERAL LIABILITY. Each of the Price Corporations shall be jointly and severally liable for the performance of all of the Price Corporations' obligations hereunder.

         SECTION 9.11. APPOINTMENT OF AGENT. Each of the Price Corporations hereby irrevocably constitutes and appoints Price Parent as its agent and true and lawful attorney in fact with full power and discretion, in the name of and for and on behalf of each of the Price Corporations, in connection with all matters arising from, contemplated by or relating to this Agreement. The powers of Price Parent include, without limitation, the power to represent each of the Price Corporations with respect to all aspects of this Agreement, which power shall include, without limitation, the power to (i) waive any conditions of this Agreement, (ii) amend this Agreement in any respect, (iii) receive notices or other communications, (iv) deliver any notices, certificates or other documents required and (v) take all such other action and to do all such other things as Price Parent deems necessary or advisable with respect to this Agreement. Each other party to this Agreement shall have the right to rely upon the acts taken or omitted to be taken by Price Parent on behalf of the Price Corporations, and shall have no duty to inquire as to the acts and omissions of Price Parent.

          SECTION 9.12. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be executed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

         SECTION 9.13. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            PRICE COMMUNICATIONS
                                            CORPORATION

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            PRICE COMMUNICATIONS
                                            CELLULAR INC.

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            PRICE COMMUNICATIONS
                                            CELLULAR HOLDINGS, INC.

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            PRICE COMMUNICATIONS
                                            WIRELESS, INC.

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            VERIZON COMMUNICATIONS INC.

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            VERIZON WIRELESS INC.

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                    CELLCO PARTNERSHIP

                                    By: /s/
                                        --------------------------------
                                        Name:
                                        Title:

                                    VERIZON WIRELESS OF THE EAST LP

                                    By:   Verizon Wireless of Georgia LLC, as
                                          managing general partner


                                    By: /s/
                                        --------------------------------
                                        Name:
                                        Title: